UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2015

American Realty Capital Healthcare Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-196302	38-3930747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Webinar Presentation

On November 24, 2015, representatives of American Realty Capital Healthcare Trust III, Inc. (the “Company”) hosted a webinar to discuss certain portfolio information and financial highlights for current investors and their financial planners, a recording of which has been posted to the Company’s website at https://arlcap.webex.com/ec3000/eventcenter/recording/recordAction.do?theAction=poprecord&AT=pb&internalRecordTicket=4832534b000000024c11096ec1b0bb84d5dce12490be94a4d6b09f91e4bd27ec7f092508342546aa&renewticket=0&isurlact=true&recordID=46444612&apiname=lsr.php&format=short&needFilter=false&&SP=EC&rID=46444612&RCID=87f1ce702ea8c89260fee0780721c35a&siteurl=arlcap&actappname=ec3000&actname=%2Feventcenter%2Fframe%2Fg.do&rnd=9650489581&entappname=url3000&entactname=%2FnbrRecordingURL.do and will remain available there until December 14, 2015.

A copy of the presentation containing certain portfolio information and financial highlights that accompanied the webinar was furnished by the Company as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 2015 and is available on the Company’s website at http://thehealthcarereit3.com/HC3Presentation.pdf.

The information in this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital Healthcare Trust III, Inc.

Date: November 27, 2015	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer, President, and Secretary